SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  September 30, 1997


                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)


        Maryland                   33-83506                94-3211970
     (State or other             (Commission             (IRS Employer
     Jurisdiction of             File Number)             I.D. Number)
     incorporation)

       400 South El Camino Real, Suite 1100, San Mateo, California 94402
                     Address of principal executive offices


Registrant's Telephone number, including area code:   (650) 343-9300

                                       N/A
          (Former name or former address, if changes since last report)


                   This form 8-K contains a total of 6 pages.

                              No Exhibits Required





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


Item 5.   Other Events

     On October 17, 1997, the Registrant made available information concerning the operating results of the Registrant, Glenborough Realty Trust Incorporated, for the quarter and nine months ended September 30, 1997, in the form of a Press Release, a copy of which is included as an exhibit to this filing.

Item 7.   Financial Statements and Exhibits

          Financial Statements:

              None

          Exhibits:

                                                                Page Number in
Exhibit No.       Description                                    This Filing

   99             Operating Results as of September 30, 1997          3







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    GLENBOROUGH REALTY TRUST INCORPORATED


Date:   October 17, 1997                 By: /s/ Stephen R. Saul
                                            --------------------
                                             Stephen R. Saul
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial Officer)




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

                      GLENBOROUGH REALTY TRUST INCORPORATED

                                 PRESS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS:
Andrew Batinovich, President and COO
Stephen R. Saul, Executive Vice President & CFO
Glenborough Realty Trust Incorporated
650-343-9300

Jennifer R. Wall
Mary Ellen Goodall
D.F. King & Co., Inc.
212-269-5550



          GLENBOROUGH REALTY TRUST INCORPORATED ANNOUNCES THIRD QUARTER
                    FUNDS FROM OPERATIONS OF $0.43 PER SHARE

SAN MATEO, CALIFORNIA, OCTOBER 17, 1997 --- Glenborough Realty Trust Incorporated (NYSE: GLB), a diversified real estate investment trust, announced Funds From Operations ("FFO") of $0.43 per share for the third quarter, in line with consensus analyst estimates.

Third Quarter Financial Performance
Glenborough's FFO for the third quarter of 1997 was $9.0 million, a 269% increase over 1996 third quarter FFO of $2.4 million. Per share FFO increased 10% to $0.43 per share from $0.39 per share for the same period in 1996. Third quarter net income totaled $4.9 million, or $0.25 per share as compared to 1996 net income for the same period of $1.0 million or $0.17 per share.

For the nine months ended September 30, 1997, FFO was $20.0 million which represents a 165 % increase when compared to FFO of $7.5 million for the same period in 1996. FFO per share increased 7% for the same period from $1.20 to $1.28.

Revenue for the third quarter and nine months ended September 30, 1997 was $18.3 million and $40.8 million respectively which represent increases of 269% and 196% respectively when compared to the same periods in 1996.


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

-------------------------------------------------------------------------------
Glenborough Realty Trust Incorporated
October 17, 1997
-------------------------------------------------------------------------------

Certain statements in this release constitute "forward-looking statements" and involve risks, uncertainties and other factors which may cause the actual outcome to be materially different from the outcome expressed or implied by such statements. Such risks and uncertainties are detailed from time to time in Glenborough's Securities and Exchange Commission filings.

Glenborough is a self-administered and self-managed REIT with a diversified portfolio of 102 properties including industrial, office, multifamily, retail and hotel properties. In addition, two Associated Companies control similarly diversified portfolios comprising 55 properties. Combined, the portfolios encompass approximately 16 million square feet and are spread among 24 states throughout the country. Formed on December 31, 1995, Glenborough is organized under what is often referred to as an "UPREIT" structure which provides it with added flexibility to acquire additional properties or portfolios by exchanging partnership units for assets in tax-deferred transactions.



                               (TABLES TO FOLLOW)




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

                     GLENBOROUGH REALTY TRUST INCORPORATED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
      (in thousands, except shares outstanding and per share information)

                                                      For the Three Months Ended            For the Nine Months Ended
                                                   Sept. 30, 1997    Sept. 30, 1996     Sept. 30, 1997    Sept. 30, 1996
                                                   --------------    --------------     --------------    --------------
REVENUE
Rental revenue                                      $      16,208     $     4,242        $     35,899       $   11,281
Management fee income                                         205              66                 572              199
Interest and other income                                     554             253               1,167              623
Equity in earnings of Associated Companies                  1,339             394               1,942            1,363
Net gain on sales of rental properties                        (15)             --                 555              321
Gain on collection of note receivable                          --              --                 652               --
                                                    -------------     -----------        ------------       ----------
          Total revenue                                    18,291           4,955              40,787           13,787

OPERATING EXPENSES
Operating expenses                                          5,237           1,335              11,282            3,244
General and administrative                                    657             302               2,031              977
Depreciation and amortization                               4,823             935               8,867            2,694
Interest expense                                            2,616           1,125               6,416            2,546
                                                    -------------     -----------        ------------       ----------
          Total operating expenses                         13,333           3,697              28,596            9,461

Income from operations before minority interest and
  extraordinary item                                        4,958           1,258              12,191            4,326
Minority interest                                             (60)            (69)               (689)            (312)
Loss on debt refinancing                                       --            (186)                 --             (186)
                                                    -------------     -----------        ------------       ----------
Net income excluding Consolidation costs                    4,898           1,003              11,502            3,828
Consolidation costs                                            --              --                  --           (6,082)
Litigation costs                                               --              --                  --           (1,155)
                                                    -------------     -----------        ------------       ----------
Net income (loss) including Consolidation costs     $       4,898     $     1,003        $     11,502       $   (3,409)
                                                    =============     ===========        ============       ==========
Per Share Data:
     Net income excluding Consolidation costs                0.25            0.17                0.79             0.66
     Net income (loss) including Consolidation costs         0.25            0.17                0.79            (0.60)

OTHER DATA
Income from operations before minority interest and
  extraordinary item                                $       4,958     $     1,258        $     12,191       $    4,326
Depreciation and amortization                               4,823             935               8,867            2,694
Net gain on sales of rental properties                         15              --                (555)            (321)
Prepayment penalty on payoff of note payable                   75              --                  75               --
Gain on collection of note receivable                          --              --                (652)              --
Adjustment to reflect FFO of Associated Companies            (776)            251                  95              846
                                                    -------------     -----------        ------------       ----------
FFO                                                         9,095           2,444              20,021            7,545
Amortization of deferred financing fees                        46              69                 174              141
Capital reserve                                            (1,057)           (248)             (2,349)            (726)
                                                    -------------     -----------        ------------       ----------
CAD                                                 $       8,084     $     2,265        $     17,846       $    6,960
                                                    =============     ===========        ============       ==========

FFO per share                                                0.43            0.39                1.28             1.20
CAD per share                                                0.38            0.36                1.14             1.10
Primary weighted average shares outstanding            19,737,153       5,778,545          14,512,987        5,763,742
Fully diluted weighted average shares outstanding      21,194,507       6,342,206          15,654,461        6,314,606




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



                      GLENBOROUGH REALTY TRUST INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)



                                      September 30, 1997     December 31, 1996
                                         (unaudited)              (audited)

ASSETS
Properties, net                         $     588,644          $     161,945
Investment in Associated Companies              7,567                  7,350
Mortgage loans receivable                       3,622                  9,905
Cash and cash equivalents                       2,770                  1,355
Other assets                                   13,373                  4,965
                                        -------------          -------------

                                        $     615,976          $     185,520
                                        =============          =============



LIABILITIES
Mortgage loans                          $     228,580          $      54,584
Secured bank line                              28,865                 21,307
Other liabilities                              11,216                  3,198
                                        -------------          -------------
     Total liabilities                        268,661                 79,089

MINORITY INTEREST                              36,012                  8,831

SHAREHOLDERS' EQUITY
Common Stock                                       20                     10
Additional paid-in capital                    321,771                105,952
Deferred Compensation                            (257)                  (399)
Retained earnings                             (10,231)                (7,963)
                                        -------------          -------------
     Total equity                             311,303                 97,600
                                        -------------          -------------

                                        $     615,976          $     185,520
                                        =============          =============



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